Spirit of America MUNICIPAL TAX FREE BOND FUND
Summary Prospectus | May 1, 2022	Class A Shares Ticker: SOAMX Class C Shares Ticker: SACFX Institutional Shares Ticker: SOIMX

Before you invest, you may want to review the Spirit of America Municipal Tax Free Bond Fund’s (the “Municipal Tax Free Bond Fund” or the “Fund”) prospectus, which contains more information about the Municipal Tax Free Bond Fund and its risks. You can find the Municipal Tax Free Bond Fund’s prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling 1-516-390-5565 or by sending an e-mail request to info@soafunds.com. The Municipal Tax Free Bond Fund’s prospectus and Statement of Additional Information, both dated May 1, 2022, and most recent report to shareholders, dated December 31, 2021, are all incorporated by reference into this Summary Prospectus.

Investment Objective:

The Municipal Tax Free Bond Fund seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax.

Fees and Expenses of the
Municipal Tax Free Bond Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Municipal Tax Free Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. The sales charge you pay for Class A Shares of the Municipal Tax Free Bond Fund depends upon the dollar amount invested. You may qualify for sales charge discounts if you invest at least $250,000 in the Funds comprising Spirit of America Investment Funds, Inc., which include the Spirit of America Real Estate Growth and Income Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund, the Spirit of America Income & Opportunity Fund and the Spirit of America Energy Fund, collectively referred to as the “Spirit of America Investment Funds.” (In addition, the Spirit of America Energy Fund, which is offered in a separate prospectus, offers sales charge discounts if you invest at least

$25,000 in that fund.) More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Municipal Tax Free Bond Fund’s prospectus and in the section titled “How to Purchase Shares” of the Municipal Tax Free Bond Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Class C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Institutional Shares
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.15%	1.00%	0.00%
Other Expenses	0.35%	0.35%	0.35%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.11%	1.96%	0.96%
Fee Waiver and/or Expense Reimbursement(3)	(0.20)%	(0.20)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(3)	0.91%	1.76%	0.76%

(1)   A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

(2)  The term “Acquired Fund Fees and Expenses” refers to other investment companies in which the Municipal Tax Free Bond Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and money market funds that have their own operating expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Municipal Tax Free Bond Fund’s financial highlights table.

(3)  Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90%, 1.75% and 0.75% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through April 30, 2023. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expenses Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser.

Example:

This Example is intended to help you compare the cost of investing in the Municipal Tax Free Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Municipal Tax Free Bond Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and the expense waiver/reimbursement remains in place for only the first year. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Municipal Tax Free Bond Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$563	$792	$1,039	$1,745
Class C Shares — no redemption	$179	$596	$1,039	$2,269
Class C Shares — with redemption	$279	$596	$1,039	$2,269
Institutional Shares	$78	$286	$511	$1,160

Portfolio Turnover:

The Municipal Tax Free Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Municipal Tax Free Bond Fund’s performance. During the most recent fiscal year ended December 31, 2021, the Municipal Tax Free Bond Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies:

The Municipal Tax Free Bond Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its assets in municipal bonds that are exempt from federal income tax, including the alternative minimum tax (“AMT”). Typically, municipal bonds are issued by or on behalf of states and local governments and their agencies, authorities and/or other instrumentalities. The

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portfolio manager seeks out municipal bonds with the potential to offer high current income, generally focusing on municipal bonds that can provide consistently attractive current yields. Although the Municipal Tax Free Bond Fund tends to maintain a long-weighted average maturity, there are no maturity restrictions on the Municipal Tax Free Bond Fund or on individual securities.

The Municipal Tax Free Bond Fund intends to invest a substantial portion of its assets in high yield municipal bonds and “private activity” bonds that, at the time of purchase, are rated below investment grade by Standard and Poor’s, Moody’s or Fitch, or if unrated, determined by the Fund to be of comparable quality (i.e., “junk bonds”). The Municipal Tax Free Bond Fund may also invest, without limitation, in higher rated municipal bonds. The Municipal Tax Free Bond Fund may invest a portion of its total assets in “private activity” bonds whose interest is a tax-preference item for purposes of the AMT. For Municipal Tax Free Bond Fund investors subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations and, as such, a portion of the Municipal Tax Free Bond Fund’s distribution may be subject to federal income tax.

The Municipal Tax Free Bond Fund may also invest a portion of its total assets in municipal bonds that finance projects such as those relating to utilities, transportation, health care, housing and education, and a portion of its total assets in industrial development bonds.

The Municipal Tax Free Bond Fund may invest in other debt obligations, including two types of municipal bonds known as tobacco settlement revenue bonds and tobacco bonds subject to a state’s appropriation pledge (“Tobacco Bonds”).

The Municipal Tax Free Bond Fund may invest in municipal lease agreements and certificates of participation. Municipal leases are used by state and local governments to obtain financing to acquire land, equipment or facilities. Certificates of participation represent a proportionate interest in payments made under municipal lease obligations.

The Municipal Tax Free Bond Fund may invest in other types of fixed income instruments including securities issues by entities, such as trusts, whose underlying assets are municipal bonds. The Municipal Tax Free Bond Fund may also invest in private placements. At times, the Municipal Tax Free Bond Fund’s holdings may be focused on a particular state or geographic region.

Principal Risks of Investing in the
Municipal Tax Free Bond Fund:

An investment in the Municipal Tax Free Bond Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Municipal Tax Free Bond Fund’s share price will fluctuate within a wide range. There is no assurance that the Municipal Tax Free Bond Fund will achieve its investment objective. The Municipal Tax Free Bond Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Municipal Tax Free Bond Fund and different risks may be more significant at different times depending upon market conditions or other factors.

•        Interest Rate Risk — Interest rate risk is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Municipal Tax Free Bond Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate fluctuations than are the prices of short-term bonds.

•        Credit Risk — Credit risk is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be moderate to high for the Municipal Tax Free Bond Fund because it seeks to invest a portion of the Fund’s assets in low-quality bonds.

•        Call Risk — Call risk is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds

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before their maturity dates. The Municipal Tax Free Bond Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Municipal Tax Free Bond Fund’s income. Call risk is typically higher for long-term bonds.

•        Market Risk — The market value of the Municipal Tax Free Bond Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Municipal Tax Free Bond Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, war, political events, acts of terrorism, the spread of infectious diseases or other public health issues, and natural and environmental disasters) that cause major price changes in individual securities or market sectors. The securities purchased by the Municipal Tax Free Bond Fund may not appreciate in value as the Adviser anticipates.

Russia’s recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this “Principal Risks of Investing in the Municipal Tax Free Bond Fund” section.

In addition, an outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has now been transmitted globally. In March 2020, the World Health Organization announced that

COVID-19 could be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The value of the Municipal Tax Free Bond Fund and the securities in which the Municipal Tax Free Bond Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objectives, Principal Investment Strategies and Related Risks of the Funds” in the Municipal Tax Free Bond Fund’s prospectus.

•        Credit Risks of Lower-Grade Securities — Credit risks of lower-grade securities is the possibility that municipal securities rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Municipal Tax Free Bond Fund’s ability to sell these securities (see “Liquidity Risk,” described under “Additional Information about the Investment Objectives, Principal Investment Strategies and Related Risks of the Municipal Tax Free Bond Fund” below) at an acceptable price. If the issuer of securities defaults on its payment of interest or principal, the Municipal Tax Free Bond Fund may lose its entire investment in those securities.

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•        Industrial Development Bond Risk — Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities. To the extent that investments in the industrial development sector represent a significant portion of the Municipal Tax Free Bond Fund’s portfolio, it will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrial development sector. These bonds are normally secured only by the revenues from the project and are not general obligations of the issuer or otherwise secured by state or local government tax receipts. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

•        Municipal Securities Risk — Municipal securities risk includes the risk that issuers of municipal securities (such as municipal bonds and certificates of participation in municipal lease agreements), including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal securities held by the Municipal Tax Free Bond Fund may be adversely affected by local political, economic and other conditions and developments. For example, COVID-19 significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Municipal Tax Free Bond Fund. In addition, income from municipal securities held by the Municipal Tax Free Bond Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Municipal Tax Free Bond Fund to be taxable and may result in a significant decline in the values of such municipal securities.

•        Portfolio Management Risk — The Municipal Tax Free Bond Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The bonds purchased by the Adviser may not perform as anticipated.

•        State Specific Risk — State specific risk is the possibility that if the Municipal Tax Free Bond Fund invests significantly in the municipal bonds of a particular state, the bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

•        Tobacco Bond Risk — Tobacco Bond risk is the possibility that payments of principal and interest, which are not generally backed by the full faith, credit or taxing power of the state or local government, may, with respect to “Tobacco Settlement Revenue Bonds,” be affected by fluctuations in the future revenue flow from tobacco companies used to secure these payments or, in the case of “Subject to Appropriation Tobacco Bonds,” by a state’s inability or failure to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due.

Suitability:

An investment in the Municipal Tax Free Bond Fund may be suitable for intermediate to long-term investors who seek high current income exempt from federal income tax. Investors should be willing to accept the risks and potential volatility of such investments.

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Performance Information:

The bar chart and performance table below illustrate the risks of investing in the Municipal Tax Free Bond Fund by showing changes in the Municipal Tax Free Bond Fund’s performance from year to year and by showing how the Municipal Tax Free Bond Fund’s average annual total returns compare with those of a broad measure of market performance. The Municipal Tax Free Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the Municipal Tax Free Bond Fund will perform in the future.

The bar chart shows the changes in annual total returns from inception for the Municipal Tax Free Bond Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares and Institutional Shares to the extent the classes do not have the same expenses and inception dates.

Municipal Tax Free Bond Fund’s Annual Returns (%)
Class A Shares

Best Quarter	5.19% in the quarter ended March 31, 2014
Worst Quarter	(5.07)% in the quarter ended June 30, 2013

The performance table shows how the Municipal Tax Free Bond Fund’s average annual return compares with that of its benchmark, the Bloomberg Municipal Bond Index.

Performance Table

(Average annual total returns for the periods ended December 31, 2021)

	1 Year	5 Years	10 Years	Since Inception(1)
Spirit of America Municipal Tax Free Bond Fund – Class A
Return Before Taxes	(3.95)%	2.02%	2.54%	3.20%
Return After Taxes on Distributions(2)(3)	(3.95)%	2.01%	2.53%	3.12%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	(1.59)%	2.17%	2.66%	3.23%
Spirit of America Municipal Tax Free Bond Fund – Class C
Return Before Taxes	(0.96)%	2.16%	N/A	1.65%
Spirit of America Municipal Tax Free Bond Fund – Institutional
Return Before Taxes	1.03%	N/A	N/A	3.23%
Bloomberg Municipal Bond Index(4)	1.52%	4.17%	3.72%	4.54%

(1)  Class A Shares of the Municipal Tax Free Bond Fund commenced operations on February 29, 2008. Class C Shares of the Municipal Tax Free Bond Fund commenced operations on March 15, 2016. Institutional Shares of the Municipal Tax Free Bond Fund commenced operations on May 1, 2020.

(2)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns shown are for Class A Shares and will vary from after-tax returns for Class C Shares and Institutional Shares to the extent that the classes do not have the same expenses and inception dates.

(3)  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(4)  The Bloomberg Municipal Bond Index is an unmanaged index that covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the Bloomberg Municipal Bond Index is reflective of the inception date of Class A Shares of the Municipal Tax Free Bond Fund. A direct investment in an index is not possible.

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Investment Adviser:

Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Managers:

Mark Reilly serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Municipal Tax Free Bond Fund. Mr. Reilly has been the Portfolio Manager of the Municipal Tax Free Bond Fund since January 10, 2018. Mr. Reilly has been associated with the Adviser since November 18, 2015.

Douglas Revello serves as the Co-Portfolio Manager of the Municipal Tax Free Bond Fund. Mr. Revello served as Portfolio Manager of the Municipal Tax Free Bond Fund from November 17, 2015 until January 10, 2018 and prior to that he served as Co- Portfolio Manager of the Municipal Tax Free Bond Fund from May 18, 2009 until November 17, 2015. Mr. Revello has been associated with the Adviser since May 18, 2009.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Municipal Tax Free Bond Fund.

Purchasing, Selling and Exchanging Fund Shares:

	Minimum Initial Investment	Subsequent Minimum Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may redeem your shares of the Municipal Tax Free Bond Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:

The Municipal Tax Free Bond Fund attempts to invest primarily in tax-exempt obligations, however, to the extent that the Municipal Tax Free Bond Fund’s distributions are taxable, they will be taxed as ordinary income or capital gains, unless your investment is an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and
Other Financial Intermediaries:

If you purchase shares of the Municipal Tax Free Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Municipal Tax Free Bond Fund and its related companies may pay the intermediary for the sale of the Municipal Tax Free Bond Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Municipal Tax Free Bond Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SOAMX-SP22

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